SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2006

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)		I-4033 (Commission File Number)	63-0366371 (IRS Employer Identification No.)
1200 Urban Center Drive Birmingham, Alabama 35242 (Address of principal executive offices) (zip code) Registrant's telephone number, including area code: (205) 298-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
[]			Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]			Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]			Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[]			Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 1.01

Entry into a Material Definitive Agreement.

Vulcan Materials Company (the "Company") has granted deferred stock units under its 2006 Omnibus Long-Term Incentive Plan to its nonexecutive board members, as evidenced by a deferred stock unit agreement between the Company and the board members dated as of July 19, 2006. The form deferred stock unit agreement for each of the grants is attached hereto as Exhibit No. 10(p).

Item 9.01	Financial Statements and Exhibits.
	(c)	Exhibits:
		Exhibit No. 10(p)	Description Form of Deferred Stock Unit Agreement
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.
Dated: July 21, 2006			VULCAN MATERIALS COMPANY (Registrant) By: /s/William F. Denson, III William F. Denson, III